UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)

June 15, 2005

CENTER FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

California	000-50050	52-2380548
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employee Identification No.)

3435 Wilshire Boulevard, Suite 700, Los Angles, California 90010

(Address of Principal Executive Offices) (Zip Code)

(213) 251-2222

(Registrant’s Telephone Number including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

At a meeting on June 15, 2005, the Audit Committee of Center Financial Corporation (the “Company”), Los Angeles, California, dismissed Deloitte & Touche LLP (“Deloitte”) as the Company’s principal independent accountant. At the same meeting, the Audit Committee selected the accounting firm of Grant Thornton LLP (“Grant Thornton”) as the independent accountant for the Company’s 2005 fiscal year.

In the two fiscal years ended December 31, 2004 and 2003, and from January 1, 2005 to the date of this report, there have been no disagreements between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its opinion on the Company’s consolidated financial statements for such year, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K except as set forth below:

In the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, which the Company filed with the Securities and Exchange Commission on March 31, 2005, Management’s Report on the Internal Control over Financial Reporting stated, as of December 31, 2004, the Company did not maintain effective internal control over financial reporting, due to an internal control deficiency that constituted a “material weakness,” as defined by the Public Company Accounting Oversight Board’s Accounting Standard No. 2. The weakness concerned the interpretation and implementation of various complex accounting principles, primarily in the area of non-routine business transactions, and resulted from the fact that the Company needed additional personnel, training and outside consulting expertise with respect to the application of some of these more complex accounting principles to its financial statements.

The Company has given permission to Deloitte to respond fully to the inquiries of the successor auditor.

The Company has requested that Deloitte review the disclosure in this Report on Form 8-K, and Deloitte has been given the opportunity to furnish the Company with a copy of its letter addressed to the Securities Exchange Commission containing any new information, clarification of the Company’s expression of its views, or the respects in which it does not agree with the statements made by the Company herein.

The Company engaged Grant Thornton as the Company’s independent registered public accounting firm as of the date set forth above. Prior to such date, the Company did not consult with Grant Thornton regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered by Grant Thornton, or (iii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: June 21, 2005	CENTER FINANCIAL CORPORATION

	By:	/s/ Patrick Hartman
Patrick Hartman
Chief Financial Officer
(Principal Accounting Officer, and officer authorized to sign on behalf of registrant)